Exhibit 99.1

SKILLZ ANNOUNCES THIRD QUARTER AND NINE MONTHS YEAR TO DATE
2020 FINANCIAL RESULTS

- Third Quarter Revenue of $60 Million, Up 92% Year-over-Year,
Revenue for Year to Date of $162 Million, Up 91% Over Prior Year

- Affirming Full Year Revenue Guidance of $225 Million

San Francisco, California - November 18, 2020 - Skillz Inc. (“Skillz” or the “Company”), the leading mobile games platform connecting players around the world in fun, fair, and meaningful competition, today announced financial results for the third quarter ended September 30, 2020.

“These are exciting times at Skillz. During the quarter, we achieved an important milestone by entering into a business combination agreement with Flying Eagle Acquisition Corp. (NYSE: FEAC) that positions us to be the first mobile esports platform to go public. We drove revenue growth of 92% year-over-year and are tracking to achieve our full year 2020 revenue guidance,” commented Andrew Paradise, CEO and founder of Skillz.

“Our mission is to make gaming better by providing players with a fair and trusted competitive gaming experience and by enabling game developers to better monetize their content. We believe gaming is the future of entertainment, and in that future anyone can embrace their inner champion. The engagement we see from the players on our platform validates the connection they’re making with the community through competition,” continued Paradise.

Third Quarter Financial Highlights

●	Revenue grew 92% to $60.0 million during the third quarter of 2020, compared with $31.2 million during the comparable quarter in 2019 and the 19th consecutive quarter of sequential revenue growth.
●	Gross profit grew 92% to $56.9 million during the third quarter of 2020, compared with $29.6 million during the comparable quarter in 2019.
●	Gross margin was 95% during the third quarter of 2020, the same as during the comparable quarter in 2019.
●	Contribution grew 177% to $19.1 million during the third quarter of 2020, compared with $6.9 million during the comparable quarter in 2019.
●	Net loss was $(42.9) million during the third quarter of 2020, compared with a net loss of $(5.0) million during the comparable quarter in 2019.
●	Gross Marketplace Volume[1] (“GMV”) grew 76% to $411 million during the third quarter of 2020, compared with $234 million during the comparable quarter in 2019.

1 “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’s platform.

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Nine Month Financial Highlights

●	Revenue grew 91% to $162.4 million during the nine month period of 2020, compared with $85.1 million during the comparable period in 2019.
●	Gross profit grew 89% to $153.6 million during the nine month period of 2020, compared with $81.3 million during the comparable period in 2019.
●	Gross margin was 95% during the nine month period of 2020, the same as during the prior year period.
●	Contribution grew 154% to $53.8 million during the nine month period of 2020, compared with $21.2 million during the comparable period in 2019.
●	Net loss was $(78.5) million during the nine month period of 2020, compared with a net loss of $(14.9) million during the comparable period in 2019.
●	GMV grew 80% to $1,130 million during the nine months of 2020, compared with $627 million during the comparable period in 2019.

Recent Business Highlights

●	Expanded traction of hosted tournament offering, with celebrities including NFL Super Bowl Champion Marshawn Lynch and World Champion Hall of Fame boxer Floyd Mayweather selecting Skillz to power brand-sponsored tournaments.
●	Launched first offline to online branded venue partnership with Bowlero, the owner of the Professional Bowlers Association and world’s largest operator of bowling centers. Bowlero selected the Skillz platform to blend physical and digital experiences for their 28 million annual players and build the future of competitive electronic bowling.
●	Powered mass participatory fundraisers for leading nonprofits through the Skillz Gaming for Good initiative, including events with the American Cancer Society, Comic Relief, and American Red Cross.

Impact of COVID-19

The Company experienced high rates of revenue growth prior to COVID-19. Since the onset of the pandemic, the Company has witnessed continued growth in consumption of digital entertainment by consumers. The ability of the Company’s developer partners and players to leverage the Skillz platform has not been disrupted. The Company transitioned seamlessly to a remote work environment and continues to see strong content from its developer partners.

Business Combination Transaction

On September 1, 2020, Skillz entered into a business combination agreement with Flying Eagle Acquisition Corp (“Flying Eagle”). The business combination is expected to close during the fourth quarter of 2020. Upon closing of the transaction, the combined company intends to change its name to Skillz, Inc. and trade on the NYSE under the ticker symbol “SKLZ”.

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About Skillz Inc.

Skillz is the leading mobile games platform that connects players around the world in fun, fair, and meaningful competition. The Skillz marketplace expands the gaming ecosystem, helping developers share their art with the world and build multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual esports tournaments for millions of mobile players worldwide and distributes millions in prizes each month. Skillz has earned recognition as one of Fast Company’s Most Innovative Companies, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, and the #1 fastest-growing company in America on the Inc. 5000. www.skillz.com

Non-GAAP Financial Measures

In this press release, the Company includes EBITDA, Adjusted EBITDA and Contribution which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measure contained in this press release to the most directly comparable measure under GAAP. The Company’s management believes EBITDA, Adjusted EBITDA and Contribution are useful in evaluating its operating performance and is similar to measures reported by publicly-listed U.S. competitors, and regularly used by security analysts, institutional investors and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. EBITDA, Adjusted EBITDA and Contribution are not intended to be a substitute for any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

The Company defines and calculates EBITDA as net loss before other non-operating interest expense or income, provision for income taxes, and depreciation and amortization. The Company defines and calculates Adjusted EBITDA as net loss before other non-operating interest expense or income, provision for income taxes, and depreciation and amortization, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities (including derivatives) associated with debt and equity transactions and impairment charges as they are not indicative of business operations. The Company defines and calculates Contribution as Adjusted EBITDA before user acquisition marketing expense.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

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These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (2) costs related to the business combination; (3) the inability to obtain or maintain the listing of the Company’s shares on the NYSE; (4) the Company’s ability to execute its business plan and meet its projections; (5) the outcome of any legal proceedings that may be instituted against the Company; (6) the impact of COVID-19 on the Company’s business; (7) the Company’s transition to becoming a public company including the associated expenses and the impact of public financial and other disclosures on its negotiations and arrangements with key counterparties; (8) changes in applicable laws or regulations; (9) general economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the final proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in the Flying Eagle’s other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Flying Eagle has filed a Registration Statement on Form S-4, including a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus with the SEC. Flying Eagle’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Skillz, Flying Eagle, and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of Flying Eagle as of the record date established for purposes of determining the stockholders of Flying Eagle entitled to vote on the business combination and related matters. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: investors@eagleequityptnrs.com.

Participants in the Solicitation

Flying Eagle and its directors and executive officers may be deemed participants in the solicitation of proxies from Flying Eagle’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Flying Eagle will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Skillz and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Flying Eagle in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

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No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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Skillz Inc.

Condensed Statements of Operations

(UNAUDITED)

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue	$59,955	$31,175	$162,392	$85,126
Costs and expenses
Cost of revenue	3,102	1,528	8,806	3,835
Research and development	4,369	3,349	13,253	7,803
Sales and marketing	73,187	29,033	172,381	77,942
General and administrative	7,861	4,189	24,336	11,991
Total costs and expenses	88,519	38,099	218,776	101,571
Loss from operations	(28,564)	(6,924)	(56,384)	(16,445)
Interest expense, net	(24)	(554)	(1,297)	(2,127)
Other income (expense), net	(14,216)	2,442	(20,749)	3,653
Loss before income taxes	(42,804)	(5,036)	(78,430)	(14,919)
Provision for income taxes	47	—	100	—
Net loss	$(42,851)	$(5,036)	$(78,530)	$(14,919)
Remeasurement of redeemable convertible preferred stock	(456,446)	(43,528)	(865,952)	(62,519)
Deemed dividend related to repurchase of preferred stock	(1,153)		(1,153)
Net loss attributable to common stockholders	$(500,450)	$(48,564)	$(945,635)	$(77,438)

Net loss per common share
Net loss per share attributable to common stockholders – basic and diluted	$(3.08)	$(0.35)	$(6.64)	$(0.58)
Weighted average shares outstanding
Weighted average common shares outstanding – basic and diluted	162,278,037	137,813,154	142,475,767	134,316,073

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Skillz Inc.

Condensed Balance Sheet

(in thousands, except share and per share amounts)

	September 30,	December 31,
	2020	2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$56,861	$25,628
Prepaid expenses and other current assets	9,952	9,464
Total current assets	66,813	35,092
Property and equipment, net	5,569	3,648
Deferred offering costs	13,507	—
Other long-term assets	992	116
Total assets	$86,881	$38,856
Liabilities, redeemable convertible preferred stock and stockholders' deficit
Current liabilities
Accounts payable	$5,369	$2,944
Accrued professional fees related to deferred offering costs	12,199	—
Other current liabilities	23,029	7,537
Total current liabilities	40,597	10,481
Long-term debt	—	9,628
Other long-term liabilities	56	82
Total liabilities	40,653	20,191
Commitments and contingencies
Redeemable convertible preferred stock:
Redeemable convertible preferred stock $0.0001 par value; 21 million shares authorized; Series C preferred stock – 11 million shares authorized and 4 million shares issued and outstanding as of September 30, 2020 and December 31, 2019; Series D preferred stock – 4 million shares authorized, 3 million shares issued and outstanding as of September 30, 2020 and December 31, 2019; Series D-1 preferred stock – 3 million shares authorized, issued and outstanding as of September 30, 2020 and December 31, 2019; Series E preferred stock – 3 million shares authorized and 2 million shares issued and outstanding as of September 30, 2020	1,120,724	156,335
Stockholders' deficit:
Convertible preferred stock $0.0001 par value; 14 million shares authorized; Series A – 6 million shares authorized, issued and outstanding as of September 30, 2020 and December 31, 2019; Series A-1 – 2 million shares authorized, issued and outstanding as of September 30, 2020 and December 31, 2019; Series B – 6 million shares authorized, issued and outstanding as of September 30, 2020 and December 31, 2019	25,354	25,413
Common stock $0.0001 par value; 615 million shares authorized; Class A common stock – 110 million shares authorized; 110 million and 99 million shares issued and outstanding as of September 30, 2020 and December 31, 2019, respectively; Class B common stock – 505 million shares authorized; 60 million and 51 million shares issued and outstanding as of September 30, 2020 and December 31, 2019, respectively	17	1
Additional paid-in capital	—	—
Accumulated deficit	(1,099,867)	(163,084)
Total stockholders’ deficit	(1,074,496)	(137,670)
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$86,881	$38,856

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Skillz Inc.

Statements of Cash Flows

(UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2020	2019
Operating Activities
Net loss	$(78,530)	$(14,919)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,092	455
Stock-based compensation	9,565	969
Accretion of unamortized discount and amortization of issuance costs	548	2,106
Fair value adjustment of financial instruments	20,808	(3,688)
Impairment charges	3,395	—
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(3,858)	(1,674)
Deferred offering costs	(13,507)	—
Accounts payable	3,078	(349)
Accrued professional fees related to deferred offering costs	12,199	—
Other liabilities	15,466	5,779
Net cash used in operating activities	(29,744)	(11,321)
Investing Activities
Purchases of property and equipment, including internal-use software	(3,009)	(2,134)
Net cash used in investing activities	(3,009)	(2,134)
Financing Activities
Payments for debt issuance costs	(201)	(80)
Payments under debt agreements	(10,000)	—
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	76,617	24,908
Proceeds from exercise of stock options and issuance of common stock	673	135
Payments made to repurchase common and preferred stock	(2,450)	—
Payments made to deferred offering costs	(653)	—
Net cash provided by financing activities	63,986	24,963
Net change in cash, cash equivalents and restricted cash	31,233	11,508
Cash, cash equivalents and restricted cash - beginning of period	28,548	22,540
Cash, cash equivalents and restricted cash - end of period	$59,781	$34,048

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Skillz Inc.

Reconciliation of GAAP Net loss to Adjusted EBITDA and Contribution

(UNAUDITED)

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net loss	$(42,851)	$(5,036)	$(78,530)	$(14,919)
Interest expense, net	24	554	1,297	2,127
Provision for income taxes	47	—	100	—
Depreciation and amortization	458	183	1,092	455
EBITDA	(42,322)	(4,299)	(76,041)	(12,337)
Stock-based compensation	3,662	203	9,565	969
Other non-operating costs (income)(1)	14,216	(2,442)	20,749	(3,653)
Impairment charge(2)	—	—	3,395	—
Adjusted EBITDA	(24,444)	(6,538)	(42,332)	(15,021)
User Acquisition Marketing	43,589	13,453	96,151	36,178
Contribution	19,145	6,915	53,819	21,157

(1)	For the three months ended September 30, 2020, other non-operating costs (income) include a $15 million adjustment to the fair value of the redeemable convertible Series E preferred stock forward option contract liability. Offset by $0.8 million fair value adjustment of warrants issued to the company. For the three months ended September 30, 2019, other non-operating costs (income) include a $2.4 million remeasurement gain for the bifurcated derivative liability related to the Company’s 2018 Convertible Promissory Notes.

For the nine months ended September 30, 2020, other non-operating costs (income) include net remeasurement losses of $20.8 million related to fair value adjustments of financial instruments held by the Company, primarily attributable to the redeemable convertible Series E preferred stock forward option contract liability. For the nine months ended September 30, 2019, other non-operating costs (income) include a $3.6 million remeasurement gain for the bifurcated derivative liability related to the Company’s 2018 Convertible Promissory Notes.

(2)	This represents an impairment charge of a lease deposit and prepayment in connection with a lease agreement related to our new corporate facilities in San Francisco.

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 Skillz Inc.

Supplemental Financial Information

(UNAUDITED)

(in millions, except ARPU)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Monthly active users (“MAUs)(1)	2.7	1.7	2.6	1.5
Average revenue per user (“ARPU”)(2)	$7.49	$6.07	$6.93	$6.55
Gross marketplace volume (“GMV”)(3)	$411	$234	$1,130	$627

(1)	“Monthly Active Users” or “MAUs” means the number of end-users who entered into a paid or free contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.

(2)	“Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period.

(3)	“GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’s platform.

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